UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  August 11, 2006

KODIAK OIL & GAS CORP. (Exact Name of Registrant as Specified in Charter)

YUKON TERRITORY (State or Other Jurisdiction of Incorporation)	000-51635 (Commission File Number)	N/A (IRS Employer Identification No.)

1625 Broadway, Suite 330 Denver, CO 80202 (Address of Principal Executive Offices) (Zip Code)

(303) 592-8075
(Registrant’s Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On August 11, 2006, Kodiak Oil & Gas Corp. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is attached to this Report as Exhibit 99.1.

The information set forth in this Report on Form 8-K (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 – Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated August 11, 2006.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Oil & Gas Corp.
(Registrant)

Dated: August 11, 2006	By: /s/ Lynn A. Peterson
Lynn A. Peterson President